LETTER AMENDMENT NO. 2
TO
AMENDED AND RESTATED MASTER SHELF AGREEMENT

December 19, 2007

Prudential Investment Management, Inc.	General Electric Capital Assurance
The Prudential Insurance Company	Company
of America	General Electric Life and Annuity Assurance
Pruco Life Insurance Company	Company
Pruco Life Insurance Company of New Jersey	First Colony Life Insurance Company
Hartford Life Insurance Company
Security Life of Denver Insurance Company
ING USA Annuity and Life Insurance Company
Reliastar Life Insurance Company
ING Life Insurance and Annuity Company
United of Omaha Life Insurance Company
Mutual of Omaha Insurance Company
The Prudential Life Insurance Company, Ltd.
Prudential Retirement Insurance and Annuity Company
Security Benefit Life Insurance Company, Inc.
Farmers New World Life Insurance Company
Zurich American Insurance Company
Physicians Mutual Insurance Company
American Skandia Life Assurance Corporation
RGA Reinsurance Company
Union Security Insurance Company
American Bankers Insurance Company of Florida, Inc.
Gibraltar Life Insurance Co., Ltd.
MTL Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

We refer to the Amended and Restated Master Shelf Agreement dated as of December 27, 1999 (effective as of April 29, 2005), as amended by Letter Amendment No. 1 to Amended and Restated Master Shelf Agreement dated May 17, 2006 (as amended, the "Agreement") among the undersigned, Centennial Energy Holdings, Inc. (the "Company"), Prudential Investment Management, Inc. ("Prudential"), The Prudential Insurance Company of America ("PICA"), Pruco Life Insurance Company (“Pruco”), Pruco Life Insurance Company of New Jersey (“Pruco NJ”), Hartford Life Insurance Company (“Hartford”), Security Life of Denver Insurance Company (“Security Life”), ING USA Annuity and Life Insurance Company (“ING USA”), Reliastar Life Insurance Company (“Reliastar”), ING Life Insurance

and Annuity Company (“ING Life”), United of Omaha Life Insurance Company (“United”), Mutual of Omaha Insurance Company (“Mutual”), The Prudential Life Insurance Company, Ltd. (“Prudential Life”), Prudential Retirement Insurance and Annuity Company ("PRIAC"), Security Benefit Life Insurance Company, Inc. (“Security Benefit”), Farmers New World Life Insurance Company (“Farmers”), Zurich American Insurance Company (“Zurich”), Physicians Mutual Insurance Company (“Physicians”), American Skandia Life Assurance Corporation (“American”), RGA Reinsurance Company (“RGA”), Union Security Insurance Company (“Union”), American Bankers Insurance Company of Florida, Inc. (“ABIC”), Gibraltar Life Insurance Co. Ltd. (“Gibraltar"), MTL Insurance Company ("MTL"), General Electric Capital Assurance Company (“GECAC”), General Electric Life and Annuity Assurance Company (“GELAAC”), First Colony Life Insurance Company (“First Colony”; and together with PICA, Pruco, Pruco NJ, Hartford, Security Life, ING USA, Reliastar, ING Life, United, Mutual, Prudential Life, PRIAC, Security Benefit, Farmers, Zurich, Physicians, American, RGA, Union, ABIC, Gibraltar, MTL, GECAC and GELAAC, the "Holders"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

Prudential, the Holders and the Company, in consideration of the mutual promises and agreements set forth herein and in the Agreement, agree as follows:

(a) Section 7.1. Clauses (c) and (d) of Section 7.1 of the Agreement are amended in full to read as follows:

"(c)        Reserved.

(d)        Reserved."

On and after the effective date of this Letter Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment. The Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

This Letter Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment to Centennial Energy Holdings, Inc., 1200 W. Century Ave., Bismarck, ND 58503, Attention of Chief Financial Officer. This Letter Amendment shall become effective as of the date first above written when and if counterparts of this Letter Amendment shall have been executed by us and you.

Very truly yours,

CENTENNIAL ENERGY
HOLDINGS, INC.

By:	/s/ Terry D. Hildestad
Name: Terry D. Hildestad
Title: Chairman of the Board, President and Chief Executive Officer
Agreed as of the date first above written:

PRUDENTIAL INVESTMENT
MANAGEMENT, INC.

By:	/s/ Brian N. Thomas
Vice President

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:	/s/ Brian N. Thomas
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Brian N. Thomas
Vice President

PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY

By:	/s/ Brian N. Thomas
Vice President

HARTFORD LIFE INSURANCE COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

SECURITY LIFE OF DENVER INSURANCE
COMPANY, as successor by merger to Southland
Life Insurance Company

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

ING USA ANNUITY AND LIFE INSURANCE
COMPANY, f/k/a Golden American Life Insurance
Company

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

RELIASTAR LIFE INSURANCE COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

ING LIFE INSURANCE AND ANNUITY
COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

UNITED OF OMAHA LIFE INSURANCE
COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:     Prudential Investment Management (Japan),
Inc., as Investment Manager

By:     Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Brian N. Thomas
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:    Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Brian N. Thomas
Vice President

SECURITY BENEFIT LIFE INSURANCE
COMPANY, INC.

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

FARMERS NEW WORLD LIFE INSURANCE
COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

PHYSICIANS MUTUAL INSURANCE
COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

AMERICAN SKANDIA LIFE ASSURANCE
CORPORATION

By:    Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Brian N. Thomas
Vice President

RGA REINSURANCE COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

UNION SECURITY INSURANCE COMPANY

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

AMERICAN BANKERS INSURANCE COMPANY
OF FLORIDA, INC.

By:     Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:    Prudential Investment Management (Japan),
Inc., as Investment Manager

By:    Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Brian N. Thomas
Vice President

MTL INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Brian N. Thomas
Vice President

GENERAL ELECTRIC CAPITAL
ASSURANCE COMPANY

By: ______________________________
Name:
Title:

GENERAL ELECTRIC LIFE AND ANNUITY
ASSURANCE COMPANY

By: ______________________________
Name:
Title:

FIRST COLONY LIFE INSURANCE COMPANY

By: ______________________________
Name:
Title: